                                                                      Exhibit 13

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 20-F of Viatel Holding (Bermuda) Limited (the "Company") for the year ended December, 2004 filed with the U.S. Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacity set forth below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2005

/s/ Lucy Woods
-----------------------------
Name: Lucy Woods
Title: Chief Executive Officer

/s/ Brian Muscroft
-----------------------------
Name: Brian Muscroft
Title: Chief Financial Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the U.S. Securities and Exchange Commission or its staff upon request.